ONLINE DISRUPTIVE TECHNOLOGIES, INC.
SHARE OPTION GRANT
(time vesting where continued employment)

You have been granted the following option (the “Option”) to purchase shares of common stock par value US 0.001 each (the “Shares”) of Online Disruptive Technologies, Inc. (the “Company”), pursuant and subject to the terms and conditions of the Company’s 2017 Stock Incentive Plan, a copy of which is attached hereto as Exhibit A (as amended, the “Plan”), the Israel Appendix to the Plan, where applicable, and the additional terms and conditions contained herein.

Name of Grantee (the “Grantee”):

Date of Option Grant (“Date of Grant”):

Type of Option Award		Incentive Stock Option (U.S.)
(✓check one):		Nonqualified Stock Option (U.S.)
	✓	102 Capital Gains Track Option Award (with Trustee) (Israel)
102 Ordinary Income Track Option Award (with Trustee) (Israel)
102 Non-Trustee Option Award (Israel)
3(9) Option Award (Israel)
Other

Exercise Price Per Share (“Exercise Price”):	(US$)	$0.

Number of Shares subject to Option (the “Options”):

Vesting Commencement Date:

Vesting Schedule:

Expiration Date:
__________________________. In the event that the Grantee ceases to be an employee of the Company or any of its subsidiaries, no further Options will vest and all vested Options will expire and terminate 90 days after Optionee’s termination as an employee.

(the date determined in accordance with and subject to Section 6 of this Notice and the provisions of the Plan)

Additional Terms and Conditions.
Capitalized terms used but not defined herein shall have the meaning assigned to them in the Plan. By your signature below and the signature of the Company’s authorized representative below, you and the Company agree that the Options are granted under and governed by the terms and conditions of the Plan, a copy of which is attached hereto as Exhibit A and made an integral part of this Notice. While certain terms and conditions are included in this Notice, such terms and conditions shall not in any way derogate from the applicability of all other terms and conditions set forth in the Plan, and therefore, you are urged to review the entire Plan and make yourself familiar with the terms and conditions of the Plan. The Grantee, by its signature below, hereby confirms that he/she has had an adequate opportunity to review the terms of the Option grant, including, the Plan, this Notice, the Trust Agreement and any other documents ancillary thereto and, if she/he so desires, to seek advice of legal counsel.

To the extent a 102 Option Award is designated above, you declare and acknowledge: (i) that you fully understand that Section 102 of the Israeli Income Tax Ordinance and the rules and regulations enacted thereunder apply to the Options specified in this Notice and to you, and (ii) that you understand the provisions of Section 102, the tax track chosen and the implications thereof. With respect to Options granted under Section 102, the terms of such Options shall also be subject to the terms of the Trust Agreement made between the Company and the Trustee for the benefit of the Grantee, as well as the requirements of the Israeli Income Tax Commissioner. The grant of Options is conditioned upon the Grantee signing all documents requested by the Company or the Trustee, in accordance with and under the Trust Agreement.  A copy of the Trust Agreement is available for the Grantee’s review, during normal working hours, at Company’s offices.

Notwithstanding anything to the contrary, including the indication under “Type of Option Award” above, the Company shall be under no duty to ensure, and no representation or commitment is made, that the Option qualifies or will qualify under any particular tax treatment (such as Section 102, ISO or any other treatment), nor shall the Company be required to take any action for the qualification of any Option under such tax treatment. The Company shall have no liability of any kind or nature in the event that, for any reason whatsoever, an Option does not qualify for any particular tax treatment.

In the event of any inconsistency or contradiction between any of the terms of this Notice and the provisions of the Plan, the terms and provisions of this Notice letter shall prevail.

1. No Disposition of Options. The Options and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise), except under the laws of descent, and shall not be subject to sale under execution, attachment, levy or similar process (each of the foregoing, a “Transfer”).
2. Restriction on Disposition of Shares.
(a) Articles of Association/Bylaws. Shares issued upon exercise of Options shall be subject to the Articles of Association and Bylaws of the Company, any shareholders agreement applicable to all or substantially all of the Company's holders of Shares (regardless of whether or not the Grantee is party to such shareholders agreement) and any other governing documents of the Company, including all policies, manuals and internal regulations adopted by the Company from time to time, in each case, as may be amended from time to time, including, without limitation, any provisions included therein concerning restrictions or limitations on transferability of Shares (such as, but not limited to, right of first refusal and lock up/market stand-off) or grant of any rights with respect thereto and any provisions concerning a restrictions on the use of inside information and other provisions deemed by the Company to be appropriate in order to ensure compliance with applicable laws, statutes and regulations. By exercising an Award the Grantee is deemed to have undertaken to comply with all the foregoing provisions included in such Articles of Association, governing documents, policies, manuals and internal regulations.

(b) Waiver.  As a material precondition to the Company’s grant and issuance of Options and Shares under the Plan, the Grantee hereby irrevocably waives any right of first refusal, pre-emptive, co-sale, participation rights or other similar rights with respect to any Transfer of any shares in the Company by other shareholder or the issuance of securities by the Company, if such right was so provided in any agreement between the Company and its shareholders in general or in the Articles of Association or any other governing document of the Company.  The Grantee acknowledges and agrees that the Company and its shareholders are entitled to rely on this irrevocable waiver.
(c) Additional Shares or Substituted Securities.  In the event of the declaration of a share dividend (bonus shares), a share split, a reverse share split, a reorganization (which may include a combination or exchange of shares), a consolidation, a spin-off or other corporate divestiture or division, a recapitalization, a reclassification or other similar occurrence affecting the Company’s outstanding securities without receipt of consideration (or in consideration for the par value), any new, substituted or additional securities or other property (other than as an ordinary cash dividend) distributed by reason of such occurrence with respect to any Shares which are subject to this Section 2, or into which such Shares thereby become convertible, shall immediately be subject to this Section2.  Appropriate adjustments to reflect the distribution of such securities or other property shall be made to the number and/or class of Shares subject to this Section 2.  The terms and conditions contained herein and in the Plan in respect of the Options and/or the Shares shall apply to any new, substituted or additional securities or other property resulting from the above adjustments.
3. Exercise Procedures. The Grantee or the Grantee’s representative may exercise Options by giving a signed written notice to the Company, attention: Company Secretary. The notice shall specify the election to exercise Options, the number of Shares for which it is being exercised and the form of payment. In the event that Options are being exercised by the representative of the Grantee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise such Options. The Grantee or the Grantee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible hereunder for the full amount of the Exercise Price.
After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which the Options have been exercised, registered in the name of the person exercising such Options. All certificates evidencing Shares acquired pursuant to the grant of an Option under the Plan shall bear such legend as determined by the Company. In the case of 102 Options Award (with Trustee) exercised during the Required Holding Period, the Shares issued upon exercise shall be issued to and in the name of the Trustee on behalf of Grantee, and shall be held by the Trustee in trust on behalf of Grantee. In the case of 102 Option Award (with Trustee) exercised after the Required Holding Period, the Shares issued upon the exercise shall be issued either in the name of the Trustee or the Grantee, at the election of Grantee; provided, however, that in the event the Grantee elects to receive the Shares directly to his/her possession, the issuance thereof shall be subject to the payment of any and all applicable taxes by the Grantee. The Grantee shall have no rights as a shareholder with respect to any Shares subject to Options until the Grantee receives such Shares following the filing of a notice of exercise and paying the Exercise Price in accordance herewith.
In the event that the Company or, with respect to 102 Option Awards (with Trustee), the Trustee, determines that it is required to withhold any tax as a result of the exercise of Options, the Grantee, as a condition to the exercise of Options, shall make arrangements satisfactory to the Company and the Trustee, if applicable, to enable it to satisfy all withholding requirements. The Grantee shall also make arrangements satisfactory to the Company and the Trustee, if applicable, to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares acquired pursuant to the grant of an Option under the Plan. Furthermore, the Grantee shall indemnify the Company and the Trustee, if applicable, and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to withholding.
4. Payment of Exercise Price.  The Exercise Price shall be paid in cash or in such other manner as determined by the Company in accordance with the Plan.  If Shares are publicly traded, all or part of the Exercise Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company or the Trustee.

5. Irrevocable Proxy. As a material precondition to the Company’s issuance of Options and Shares under the Plan, the Grantee hereby executes an irrevocable proxy in the form attached hereto as Exhibit B, appointing as the Grantee’s proxy, the Chairman of the Board of the Company or any other person designated by the Board or the Committee with power of delegation, until immediately after the listing for trading on a stock exchange or market or trading system of the Company’s (or the Successor Corporation’s) shares. So long as any such Shares are held by a Trustee and, unless the Trustee shall be directed otherwise by the Board or the Committee, then subject to the terms of the Trust Agreement, such Shares shall be voted exclusively by the Trustee, or any other person designated by the Board or the Committee. The Trustee, may, subject to the Trust Agreement, execute an irrevocable proxy appointing any person designated by the Board or the Committee as its proxy with power of delegation. Any transfer of Shares from the Trustee to the Grantee shall be conditioned upon the execution by the Grantee of an irrevocable proxy, in the form attached hereto as Exhibit B. The provisions of this Section shall apply to the Grantee and to any purchaser, assignee or transferee of any Shares.
6. Term and Expiration.  The Options shall expire on the earlier of the expiration date set forth in this Notice and the date which is 7 years after the Date of Grant (five years after the Date of Grant if this option is designated as an Incentive Stock Option in this Notice and the Grantee is a Ten Percent Shareholder as defined in the Plan).  If the Grantee’s Service terminates for any reason, then this Option shall expire in accordance with the provisions of the Plan.
7.	Tax Consultation.
THE GRANTEE IS ADVISED TO CONSULT WITH A TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING OR EXERCISING OPTIONS HEREUNDER. THE COMPANY DOES NOT ASSUME ANY RESPONSIBILITY TO ADVISE THE GRANTEE ON SUCH MATTERS, WHICH SHALL REMAIN SOLELY THE RESPONSIBILITY OF THE GRANTEE.
In case of Incentive Stock Options, adjustments made pursuant to the Plan with respect to Incentive Stock Options could constitute a “modification” of such Incentive Stock Options (as that term is defined in Section 424(h) of the Code) or could cause adverse tax consequences for the Grantee and the Grantee should consult with his or her tax advisor regarding the consequences of such “modification” on his or her income tax treatment with respect to the Incentive Stock Option.
- Signature Pages Following -

IN WITNESS WHEREOF, the parties have duly executed and delivered this NOTICE OF SHARE OPTION GRANT as of the date last written below.

Grantee:	Online Disruptive Technologies, Inc.

Name:	Name:
ID no.:	Title:
Date:	Date:

EXHIBIT  A

THE PLAN

EXHIBIT B

ONLINE DISRUPTIVE TECHNOLOGIES, INC.
 (the “Company”)

IRREVOCABLE PROXY
I, the undersigned, hereby irrevocably appoints, until immediately after the listing for trading on a stock exchange or market or trading system of the Company’s (or the Successor Corporation’s) shares (as such term is defined under the 2017 Share Incentive Plan of the Company (the “Plan”)), the Chairman of the Board of the Company or any other director of the Company designated by the Board of the Company, with full power of substitution, as my proxy to: (i) cause any number of shares, of any class, of the Company owned by me or by the Trustee (as defined in the Plan) on my behalf, at any time and from time to time, and as may be adjusted (the “Shares”), to be counted as present at any and all general, special or class meetings of the Company’s shareholders; (ii) represent me and to vote in my name at any and all general, special or class meetings of the shareholders of the Company, however called, in respect of the Shares, (iii) sign and execute on my behalf any written resolutions of the shareholders of the Company, or any class thereof, in respect of the Shares, (iv) exercise or fail to exercise, in the proxyholder’s sole and absolute discretion, any rights or obligations attached to any and all Shares, and sign on my behalf any document or instrument relating to such rights or obligations, including, without limitation, shareholders agreements, documents concerning rights of bring along, tag along, first refusal, preemptive rights, co-sale rights, information rights, registration rights and any other rights, if any, whether included in the incorporation documents of the Company or any other document or instrument as shall be from time to time, provided however, that such exercise does not impose on the undersigned any monetary liability; and (iv) receive all notices and communications with respect to the above.

As long as this proxy is in effect, any and all voting rights I may have with respect to the Shares shall be exercised exclusively by this proxy. The undersigned hereby revokes any proxy(ies) heretofore given in respect of the Shares to any person(s) and agrees not to give any other proxies in derogation or preventing the undersigned from complying with its obligations hereof, until such time as this proxy is no longer in full force and effect.

The undersigned acknowledge and agree that this proxy shall be irrevocable and is a special power of attorney coupled with an interest sufficient in law to support an irrevocable power and shall survive the bankruptcy, death, adjudication of incompetence or the like of undersigned. This proxy shall survive the transfer of Shares, until duly replaced by a similar power of attorney executed by the transferee. The Company is an intended third party beneficiary of this proxy.

IN WITNESS WHEREOF, the undersigned has executed this IRREVOCABLE PROXY as of the date written below.

Signature:
Printed Name:
ID number:
Date:

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